UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2009

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective January 1, 2009 (except as otherwise indicated), SunTrust Banks, Inc. (the "Company" or the "Registrant") amended the following compensation plans in which either its named executive officers or its directors participate:

SunTrust Banks, Inc. Directors Deferred Compensation Plan. The Company amended and restated this plan to incorporate all prior amendments and to bring it into compliance with the requirements of Internal Revenue Code Section 409A by establishing rules for deferral elections and payment of benefits. The rules apply to deferrals of fees and retainers as well as deferrals of restricted stock units granted under the SunTrust Banks, Inc. 2004 Stock Plan.

SunTrust Banks, Inc. Supplemental Executive Retirement Plan. The Company amended and restated this plan to incorporate prior amendments and to clarify the calculation of Tier 1 benefits and the coordination of change in control benefits with the change in control agreements between the Company and certain executives. The Section 409A amendments include the 6-month hold-back rule for key employees and rules relating to distribution elections, including changes in elections. Grandfathered SERP benefits are not subject to the Section 409A rules.

SunTrust Banks, Inc. ERISA Excess Plan. The Company amended and restated this plan to clarify how this plan’s excess benefits coordinate with the qualified retirement plan formulae for the Personal Pension Account and the traditional 1% benefit which were first introduced in 2008. Other amendments included changes to bring the plan into compliance with the requirements of Internal Revenue Code Section 409A regarding election deferrals, distribution elections, special key employee rules and coordination of payment types for offset plans providing Section 409A benefits, and exemptions for 409A grandfathered benefits.

SunTrust Banks, Inc. Deferred Compensation Plan. The Company amended and restated this plan to bring it into compliance with the requirements of Internal Revenue Code Section 409A with respect to rules for deferral elections, distribution elections and key employees. The plan was also updated to reflect the termination of the Performance Unit Plan in 2008, the deferral opportunities and special rules for certain functional incentive plans, and the special Section 409A grandfather rules. SunTrust was named as administrator, in addition to being named fiduciary and sponsor.

SunTrust Banks, Inc. 401(k) Excess Plan. The Company amended and restated this plan to comply with the Section 409A rules, including but not limited to the rules on subsequent elections, key employee delay in payments on separation from service and elections relating to performance based compensation. Benefits grandfathered from Section 409A are described in Appendix A to the plan.

Crestar Financial Corporation Supplemental Executive Retirement Plan. The Company restated the plan document to include all amendments adopted through December 31, 2008. Many, but not all, of the benefits are grandfathered benefits under Section 409A. Therefore, the Company revised the plan to include Section 409A rules on benefit payments, key employees and other pertinent provisions.

National Commerce Financial Supplemental Executive Retirement Plan. The Company amended this plan to bring it into compliance with the requirements of Internal Revenue Code Section 409A for nongrandfathered benefits.

National Commerce Financial Deferred Compensation Plan. The Company amended this plan to bring it into compliance with the requirements of Internal Revenue Code Section 409A including rules for subsequent elections and key employee delays.

National Commerce Financial Equity Investment Plan. The Company amended this plan to bring it into compliance with the requirements of Internal Revenue Code Section 409A for nongrandfathered benefits. Section 409A benefits subject to early taxation are distributed in an immediate lump sum.

Deferred Compensation Plan for Outside Directors of Crestar Financial Corporation and Crestar Bank. The Company amended and restated this Plan to incorporate all amendments as of December 3, 2008 and further to amend the Plan to provide for immediate lump sum distribution of Section 409A benefits, subject to the 6-month delay for key employees.

Crestar Financial Corporation Directors Deferred Equity Plan (DEP). The Company amended and restated this Plan to clarify certain definitions after the Crestar merger into SunTrust and to incorporate all amendments through December 31, 2008.

SunTrust Banks, Inc. Stock Plans. The Company adopted an omnibus amendment to each stock plan maintained by it to bring such plans into compliance with the requirements of Internal Revenue Code Section 409A.

Crestar Financial Corporation Deferred Compensation Program Under Incentive Compensation Plan of Crestar Financial Corporation and Affiliated Corporations, as amended effective January 1, 2009. The Company amended this plan to bring it into compliance with the requirements of Internal Revenue Code Section 409A.

Copies of the each such agreement are included as exhibits 10.1 through 10.13 to this Report on Form 8-K and are incorporated by reference into this Item 5.02. The foregoing summary of these agreements is qualified in its entirety by reference thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

January 7, 2009	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Group Vice President and Associate General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	SunTrust Banks, Inc. Directors Deferred Compensation Plan, as amended and restated effective January 1, 2009.
10.2	SunTrust Banks, Inc. Supplemental Executive Retirement Plan, as amended and restated effective January 1, 2009.
10.3	SunTrust Banks, Inc. ERISA Excess Plan, as amended and restated effective January 1, 2009.
10.4	SunTrust Banks, Inc. Deferred Compensation Plan, as amended and restated effective January 1, 2009.
10.5	SunTrust Banks, Inc. 401(k) Excess, as amended and restated effective January 1, 2009.
10.6	Crestar Financial Corporation Supplemental Executive Retirement Plan, amended and restated effective December 31, 2008 and further amended by Appendix A effective January 1, 2009.
10.7	Third Amendment to the National Commerce Financial Supplemental Executive Retirement Plan effective January 1, 2009.
10.8	Amendment to National Commerce Financial Deferred Compensation Plan effective January 1, 2009.
10.9	Amendment to National Commerce Financial Equity Investment Plan effective January 1, 2009.
10.10	Deferred Compensation Plan for Outside Directors of Crestar Financial Corporation and Crestar Bank, restated with amendments through December 31, 2008, together with amendment effective January 1, 2009.
10.11	Crestar Financial Corporation Directors Deferred Equity Plan (DEP), as restated through December 31, 2008.
10.12	Omnibus Amendment to Stock Plans Maintained by SunTrust Banks, Inc. effective January 1, 2009.
10.13	Amendment to the Crestar Financial Corporation Deferred Compensation Program Under Incentive Compensation Plan of Crestar Financial Corporation and Affiliated Corporations, as amended effective January 1, 2009.
10.14	Amendment to SunTrust Banks, Inc. 2004 Stock Plan effective January 1, 2009.